================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     OBJECTIVE SYSTEMS INTEGRATORS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                     OBJECTIVE SYSTEMS INTEGRATORS, INC.

                             ------------------

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD NOVEMBER 21, 1997

TO THE STOCKHOLDERS:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Objective Systems Integrators, Inc., a Delaware corporation ("OSI"), will be held on Friday, November 21, 1997, at 10:00 a.m. local time, at the Lake Natoma Inn, 702 Gold Lake Drive, Folsom, California 95630, for the following purposes:

   1. To elect five directors to serve until the next Annual Meeting or until their successors are elected and qualified.

   2. To approve an amendment to our 1994 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance by 3,000,000 shares.

   3. To approve an amendment to our 1995 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance by 800,000 shares.

   4. To ratify the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending June 30, 1998.

   5. To transact such other business as may properly come before the Meeting.

   More detail about the stated purposes of the Meeting can be found in the Proxy Statement that accompanies this Notice. The record date for the Meeting is October 10, 1997. Only stockholders of record at the close of business on that date will be given notice of the Meeting and are entitled to vote.

   All stockholders are invited to attend the Meeting. However, to ensure that your shares are represented we urge you to mark, sign, date and return a Proxy as promptly as possible. A postage-prepaid envelope has been enclosed for that purpose. If you do attend the Meeting, you may vote in person even if you have returned a Proxy.


                                    Sincerely,


                                    Philip N. Cardman
                                    Vice President, General Counsel and
                                    Secretary


Folsom, California
October 20, 1997

                           YOUR VOTE IS IMPORTANT.

TO ENSURE YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE MARK, SIGN, DATE
               AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE.

October 20, 1997

                      OBJECTIVE SYSTEMS INTEGRATORS, INC.

                                ----------------

                            PROXY STATEMENT FOR 1997
                         ANNUAL MEETING OF STOCKHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

   The enclosed Proxy is being solicited on behalf of the Board of Directors ("Board") of OBJECTIVE SYSTEMS INTEGRATORS, INC., a Delaware corporation ("OSI"), for use at our Annual Meeting of Stockholders ("Meeting") to be held Friday, November 21, 1997, at 10:00 a.m. local time, or at any adjournment of the Meeting, and for the purposes described in this Proxy Statement. The Annual Meeting will be held at the Lake Natoma Inn, 702 Gold Lake Drive, Folsom, California 95630. OSI's principal executive offices are at 100 Blue Ravine Road, Folsom, California 95630, and our telephone number at that location is
(916) 353-2400.

   These proxy solicitation materials and the Annual Report to Stockholders for the year ended June 30, 1997, were first mailed on or about October 27, 1997, to all stockholders entitled to vote at the Meeting.

RECORD DATE AND OUTSTANDING SHARES

   Stockholders of record at the close of business on October 10, 1997 ("Record Date") will be given notice of the Meeting and are entitled to vote. We have one series of Common Shares outstanding, designated Common Stock, $.001 par value per share ("Common Stock"). On the Record Date, 32,905,110 shares of Common Stock were issued and outstanding. They were held of record by 112 stockholders.

REVOCABILITY OF PROXIES

   Proxies can be revoked at any time before their use by (a) delivering a written notice of revocation to our Secretary, (b) delivering a duly executed proxy bearing a later date to our Secretary, or (c) attending the Meeting and voting in person.

VOTING AND SOLICITATION

   You have one vote for each share of Common Stock held on the Record Date. In voting for the election of directors (Proposal One) you may cumulate your votes. For cumulative voting, the total number of votes that may be cast is five times the the number of shares that you are entitled to vote. One candidate may be given all of your votes or they may be distributed among as many candidates as you chose. However, (a) votes cannot be cast for more than five candidates or for a candidate who has not been nominated before the voting, and (b) cumulative voting will not apply unless at least one stockholder has given notice, before the voting, of the intention to cumulate. On all other matters, each share of Common Stock has one vote. A majority of the outstanding shares of Common Stock on the Record Date must be represented at the Meeting for business to be transacted. Abstentions and Broker Nonvotes will be counted in establishing a quorum.

   This solicitation is being made by OSI, which will bear all related costs. We may reimburse brokerage firms and others representing beneficial owners for their expenses in forwarding solicitation material to those beneficial owners. Proxies may also be solicited, without additional compensation, by our directors, officers and other employees.

QUORUM, ABSTENTIONS AND BROKER NONVOTES

   Votes cast at the Meeting will be counted by the Inspector of Elections ("Inspector"), who is a representative of our Transfer Agent. The Inspector will also determine whether a quorum is present. For proposals to be approved, Delaware law generally requires an affirmative vote by a majority of shares present (in person or by proxy) at a duly held Meeting where there is a quorum. Delaware law also generally provides that a quorum for a meeting will exist only if a majority of the shares entitled to vote at the meeting are present either in person or by proxy.

   In determining whether a quorum is present, the Inspector will treat shares that are voted "Withheld" or "Abstain" as being present and entitled to vote. They will not be treated as votes in favor of any matter submitted. Proxies which are returned using the form of proxy enclosed, and which are not marked as to a particular item, will be voted to elect the five nominated directors, to approve amending our 1994 Stock Option Plan, for to approve amending of our 1995 Employee Stock Purchase Plan, for of the appointment of Deloitte & Touche LLP and, as the proxy holders deem advisable, on any other matters that may properly come before the Meeting.

   If a broker indicates that it has no discretionary authority for a particular matter ("Broker Nonvotes"), the Inspector will not consider the shares held by the broker as being present for that matter in determining whether a quorum exists.

   We believe that these tabulation procedures are consistent with Delaware law and our bylaws in determining of a quorum and in this voting of shares.

DEADLINE FOR STOCKHOLDER PROPOSALS

   Stockholder proposals for the 1998 Annual Meeting must have been received by OSI not later than June 22, 1998, to be considered for inclusion in the Proxy Statement and form of Proxy relating to that meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table has information on the beneficial ownership of our Common Stock as of October 10, 1997, for (a) each person that we know beneficially owns more than 5% of the outstanding shares of our Common Stock, (b) each of our directors, (c) each of our officers named in the Summary Compensation Table on page 15, and (d) all of our directors and executive officers as a group.

               FIVE PERCENT STOCKHOLDERS,                          COMMON STOCK         APPROXIMATE
       DIRECTORS, AND CERTAIN EXECUTIVE OFFICERS                BENEFICIALLY OWNED  PERCENTAGE OWNED(1)
--------------------------------------------------------------  ------------------  --------------------
Colorado State Bank and Trust, Trustee (2)....................           8,000,000                24.31%
     1600 Broadway, Suite 300
     Denver, CO  80202

Johnson L.L.C. ...............................................           2,308,986                 7.02%
     2676 West Alamo Avenue
     Littleton, CO  80120

Tom L. Johnson (3)............................................           6,190,174                18.81%

Vento L.L.C. .................................................           2,308,986                 7.02%
     2676 West Alamo Avenue
     Littleton,  CO  80120

Richard G. Vento (4)..........................................           6,190,174                18.81%

Amerindo Investment Advisors, Inc. (5)........................           2,491,100                 7.57%
     One Embarcadero Center, Suite 2300
     San Francisco,  CA  94111-3162

Jonathan B. Shantz (6)........................................           1,315,789                 4.00%

Tim J. Sebring (7)............................................           1,076,620                 3.27%

Dr. Kornel Terplan............................................             361,921                 1.10%

Joseph T. Ambrozy (8).........................................             198,125                    *

James K.R. Souders (9)........................................             125,912                    *

Dan D. Line (10)..............................................             124,506                    *

David M. Allen (11)...........................................              41,667                    *

George F. Schmitt (12)........................................              36,042                    *
--------------------------------------------------------------------------------------------------------

All directors and executive officers as a group (17 persons)..          20,764,997                63.10%
--------------------

* Less than 1% of the outstanding shares.
(1) Options exercisable on or before December 9, 1997, are treated as being outstanding in computing both ownership and percentage ownership for the optionee, but not in computing the percentage of any other person. Percentage ownership is based on 32,905,110 shares of Common Stock outstanding as of October 10, 1997, together with options held by each individual. Beneficial ownership is determined according to the SEC rules and includes voting and investment power with respect to shares.
(2) Includes 2,000,000 shares held in each of four Grantor Retained Annuity Trusts created by Mr. Johnson, Mr. Johnson's wife, Mr. Vento and Mr. Vento's wife, respectively. Colorado State Bank and Trust is the trustee of each of the trusts and exercises sole voting and investment power over the shares.
(3) Includes 39,604 shares owned directly by Mr. Johnson in addition to 39,604 shares owned by Mr. Johnson's wife, 1,900,990 shares owned by Kari Anne Johnson L.L.C., 1,900,990 shares owned by Kevin Johnson L.L.C. and 2,308,986 shares owned by Johnson L.L.C., over which Mr. Johnson is deemed to share voting and investment power.
(4) Includes 39,605 shares owned directly by Mr. Vento in addition to 39,605 shares owned by Mr. Vento's wife, 1,267,326 shares owned by Nicole Vento L.L.C., 1,267,326 shares owned by Renee Vento L.L.C., 1,267,326 shares owned by Gail Vento L.L.C., and 2,308,986 shares owned by Vento L.L.C., over which Mr. Vento is deemed to share voting and investment power.

(5) Based on a Schedule 13D/A filed with the SEC on October 10, 1997, Amerindo Investment Advisors Inc., a California corporation with principal executive offices at One Embarcadero Center, Suite 2300, San Francisco, CA 94111 ("Amerindo"), Amerindo Investment Advisors, Inc., a Panama corporation with principal executive offices at Edificio Sucre, Calle 48 Este, Bella Vista, Apartado 6277, Panama 5, Panama ("Amerindo Panama"), the Amerindo Investment Advisors Inc. Money Purchase Trust, the address of which is Gables International Plaza, 2655 La Jeune Road, Suite 1112, Coral Gables, FL 33134 (the "Plan"), the Amerindo Advisors (UK) Limited Retirement Benefits Scheme, the address of which is 43 Upper Grosvenor Street, London WIX 9PG England ("Retirement"), Alberto W. Vilar, Gary A. Tanaka, James P.
     F. Stableford and Renata LePort beneficially own, in the aggregate, 2,491,100 shares as of October 10, 1997, as to all but 7,500 of which beneficial ownership is disclaimed. Amerindo shares voting and dispositive power over 1,605,000 shares and disclaims beneficial ownership as to all of them; Amerindo-Panama shares voting and dispositive power over 876,000 shares and disclaims beneficial ownership as to all of them; the Plan has sole voting and dispositive power over 2,500 shares and disclaims beneficial ownership as to all of them; Retirement shares voting and dispositive power over 5,000 shares and disclaims beneficial ownership as to all of them; Messr. Vilar has sole voting and dispositive power of 2,500 shares but affirms beneficial ownership as to only a portion of them and shares voting and dispositive power over 2,488,600 shares and disclaims beneficial ownership as to all but 5,000 of them; Messr. Tanaka shares voting and dispositive power over 2,488,600 shares and disclaims beneficial ownership as to all but 5,000 of them; Messr. Stableford shares voting and dispositive power over 5,000 shares but affirms beneficial ownership as to only a portion of them; and Ms. Leport shares voting and dispositive power over 5,000 shares but affirms beneficial ownership over only a portion of them. Amerindo is registered as an investment advisor pursuant to Section 203 of the Investment Advisors Act of 1940, as amended. Messrs. Vilar and Tanaka are the sole stockholders and directors of Amerindo and Amerindo-Panama. Messr. Vilar is the sole trustee of the Plan. Messrs. Vilar, Tanaka, and Stableford and Ms. Leport are the managing trustees of Retirement. Each person expressly disaffirms membership in any group under the Securities Exchange Act of 1934, as amended, or otherwise. The shares are held for the discretionary accounts of certain clients. Amerindo, Amerindo Panama and Messrs. Vilar, Tanaka and Stableford and Ms. LePort disclaim beneficial ownership of all such shares, except insofar as concerns their indirect interest in the Plan and Retirement by reason of their Pro Rata interests in the Plan and Retirement.
(6) Includes 1,315,789 shares owned by Cisco Systems, Inc. Mr. Shantz is a Vice President at Cisco Systems, Inc. Mr. Shantz disclaims any beneficial ownership of these shares.
(7) Includes 1,072,673 shares of Common Stock which may be acquired under stock options that can be exercised on or before December 9, 1997.
(8) Includes 198,125 shares of Common Stock which may be acquired under stock options that can be exercised on or before December 9, 1997.
(9) Includes 123,265 shares of Common Stock which may be acquired under stock options that can be exercised on or before December 9, 1997.
(10) Includes 124,506 shares of Common Stock which may be acquired under stock options that can be exercised on or before December 9, 1997.
(11) Includes 36,667 shares of Common Stock which may be acquired under stock options that can be exercised on or before December 9, 1997.
(12) Includes 26,042 shares of Common Stock which may be acquired under stock options that can be exercised on or before December 9, 1997.

     PROPOSAL ONE

     ELECTION OF DIRECTORS

NOMINEES

   OSI's Bylaws provide for six directors. However, we expect that only five directors will be elected at the Meeting, with one vacancy remaining outstanding. We intend to appoint a director to fill the vacancy when a suitable candidate is found. Unless otherwise instructed, proxy holders will vote the proxies they receive for the five nominees listed below, all of whom are presently directors of OSI. If a nominee is unable or declines to serve as a director at the time of the Meeting, proxies will be voted for any nominee designated by the present Board to fill the vacancy. We are not aware of any nominee who is unable or will decline to serve as a director. If additional nominations are made, the proxy holders will vote the proxies they receive (in accordance with cumulative voting) to elect as many of the nominees listed below as is possible. If this occurs, the proxy holders will decide on the specific nominees that will receive their votes. The term of office for each person elected as a director will continue until the next Meeting of Stockholders or until a successor has been duly elected and qualified.

VOTE REQUIRED

   If a quorum is present and voting, the five nominees receiving the highest number of votes will be elected to the Board. Abstentions and Broker Nonvotes are not counted in electing directors.

NOMINEES

   The names of the nominees and some information about them are as follows:

NAME OF NOMINEE                AGE              POSITION WITH OSI
---------------                ---              -----------------
Tom L. Johnson (1)...........   52  Co-Chairman of the Board of Directors and
                                     Co-Chief Executive Officer
Richard G. Vento (1).........   57  Co-Chairman of the Board of Directors and
                                     Co-Chief Executive Officer
George F. Schmitt (1)(2).....   54  Director
Jonathan B. Shantz (1)(2)....   38  Director
Dr. Kornel Terplan (1)(2)....   53  Director
---------------------
(1)  Member of Compensation Committee
(2)  Member of Audit Committee

   There is no family relationship between any director or executive officer.

   Tom L. Johnson co-founded Objective Systems Integrators, a partnership and the predecessor to OSI, in January 1989. He became Co-Chief Executive Officer for the second time in April 1997, has been Co-Chairman of the Board since January 1996, and was Co-Chief Executive Officer and Chairman of the Board from OSI's incorporation in June 1989 until February 1996. Mr. Johnson also served as President from May 1991 to June 1994, as Chief Financial Officer from July 1989 to November 1993, and as Vice President, Product Development from July 1990 to July 1995. From January 1987 to February 1989, he co-founded and served as Vice President, Product Development of TelWatch, Inc., a telecommunications software and hardware company. Before January 1987, he was for more than 22 years involved in a number of software companies, including TelAccount, Inc., Schmidt Associates, Computer Sciences Corporation, Control Data Service Bureau, University Computing Company and MRI Systems, serving in a variety of management and technical positions. Mr. Johnson has a B.S. degree in Abstract Mathematics with a minor in Business Management from the University of Houston.

   Richard G. Vento co-founded Objective Systems Integrators, a partnership and the predecessor to OSI, in January 1989 and has been a director of OSI since its incorporation in June 1989. He became Co-Chief Executive Officer for the second time in April 1997 and became Co-Chairman of the Board in January 1996. Mr. Vento also served as Co-Chief Executive Officer from January 1989 to February 1996, as President from June 1994 to July 1995, as Secretary from July 1989 to November 1993 and as Vice President,

Sales and Marketing from July 1990 to June 1994. From January 1987 to February 1989, he co-founded and served as Vice President, Business Development, of TelWatch, Inc. Before January 1987, he was for more than 23 years involved in a number of software companies, including TelAccount, Inc., Schmidt Associates, Computer Sciences Corporation, ADP Network Services and TYMSHARE, Inc., serving in a variety of management positions. Mr. Vento has a B.A. degree in Mathematics, a B.S. degree in Business and a B.S. degree in Econometric Statistics from San Francisco State University and an A.A. degree in Liberal Arts from Foothill College.

   George F. Schmitt has been a director of OSI since October 1995. Mr. Schmitt has been President of Omnipoint Communications Inc. and Executive Vice President of Omnipoint Corporation (collectively, "Omnipoint") since October 1995. From November 1994 to September 1995, Mr. Schmitt was President and Chief Executive Officer of PCS PrimeCo, a personal communications service partnership formed by AirTouch Communications, NYNEX, Bell Atlantic and US West. From November 1993 to November 1994, Mr. Schmitt was Executive Vice President, International Operations, of AirTouch Communications. From January 1990 to March 1994, he served as Vice President of Pacific Telesis Group, a predecessor to AirTouch. Before January 1990, Mr. Schmitt held various management positions with Pacific Telesis Group and Pacific Bell. Mr. Schmitt is a director of Omnipoint Corporation. Mr. Schmitt has a B.A. degree from St. Mary's College of California and an M.S.M. degree from Stanford University.

   Jonathan B. Shantz has been a director of OSI since January 1996. Mr. Shantz has been Vice President, Service Provider Market, of Cisco Systems, Inc. since November 1995. From April 1992 to October 1995, Mr. Shantz was with British Telecom, where he was the Head of the Applications and Information Markets area. Before April 1992, he held various managerial positions at Bellcore and Bell Laboratories. Mr. Shantz has a B.A. degree from UC Santa Barbara in Economics/Mathematics, an M.S. degree from the University of Arizona in Systems Engineering and an M.B.A. degree from Rutgers University.

   Dr. Kornel Terplan has been a director of OSI since August 1992. Since 1983, Dr. Terplan has served as President of Performance Navigations, Inc., a telecommunications company. Before 1983, Dr. Terplan served as a consultant and systems engineer to Computer Sciences Corporation and Tesdata, Inc., both telecommunications companies. For more than 25 years, Dr. Terplan has served as a corporate consultant providing consulting, training and product development services to various national and multinational corporations in the telecommunications industry, including AT&T, France Telecom and Siemens. He has a B.A. degree in Electronics, an M.S. degree in Electronics and a Ph.D. degree in Operational Research from the University of Dresden, Germany.

BOARD MEETINGS AND COMMITTEES

   The Board held five meetings in fiscal 1997. No director attended fewer than 75% of the Board meetings and its committees on which he served. The Board has an Audit Committee and a Compensation Committee. The Board has no nominating committee or any committee that performs that function.

   In fiscal 1997, the Audit Committee consisted of Messrs. Schmitt, Shantz and Terplan. The Audit Committee oversees our independent auditors and reviews our internal financial procedures and controls. This Committee met three times in fiscal 1997.

   In the first three quarters of fiscal 1997, the Compensation Committee consisted of Messrs. Schmitt, Shantz and Terplan. Messrs. Johnson and Vento joined the Committee in the fourth quarter of fiscal 1997. The Compensation Committee determines salaries, incentives and other forms of compensation for our directors, officers and other employees. It also administers various of our incentive compensation and benefit plans. The Compensation Committee met three times in fiscal 1997.

     PROPOSAL TWO

     AMENDMENT OF 1994 STOCK OPTION PLAN

   At the Meeting, you are being asked to approve an amendment of our 1994 Stock Option Plan ("Plan") to increase the number of shares of Common Stock that can be issued under the Plan by 3,000,000 shares, for a total of 7,434,830 shares. The Plan was adopted by the Board and approved by our stockholders in November 1994. In August 1995, our stockholders approved an amendment that (a) increased the number of shares that could be issued under the Plan by 1,375,000 shares,
(b) made changes in the Plan to reflect developments in the law, and (c) ended participation in the Plan by nonemployee directors. In November 1996, our stockholders approved an amendment that increased the number of shares that could be issued by 810,330 shares. As of the Record Date, (a) options to purchase a total of 3,540,901 shares of Common Stock were outstanding, with a weighted average exercise price of $7.33 per share, and (b) 3,722,358 shares (including the 3 million shares that you are being asked to approve at this Meeting) were available for future grant, and (c) 171,571 shares had been purchased following the exercise of options under the Plan.

   The Plan authorizes the Board to grant stock options to eligible employees and consultants of OSI. It allows the Board broad discretion in creating equity incentives to help us attract and retain the best available personnel for our business. We have had a long-standing practice of linking the compensation of our key employees to OSI's performance, because we believe that doing so helps to maximize stockholder value. In this regard, we regularly provide equity incentives to a broad range of our employees. This practice has enabled us to attract and retain the talent that we need.

   The Board believes the shares that remain available for grant under the Plan are not sufficient for the purposes of the Plan. To retain the services of valuable employees as we mature, we will need to grant additional options as outstanding options become fully vested. To attract the highly qualified people that we need, we will have to grant options to new employees.

VOTE REQUIRED

   The affirmative vote of at least a majority of the Votes Cast is needed to amend the Plan. The Votes Cast under Delaware law are the shares of our Common Stock present at the Meeting (in person or by proxy) and entitled to vote on a matter. We will count abstentions and votes against amending the Plan in calculating whether there is a quorum for the Meeting and the number of Votes Cast. We will count Broker Nonvotes in determining the presence or absence of a quorum, but not in determining the number of Votes Cast.

   THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR AMENDING THE PLAN.

   The essential terms of the Plan are as follows:

PURPOSES

   The purposes of the Plan are to (a) attract and retain the best available personnel for positions of substantial responsibility, (b) provide additional incentives to employees and consultants of OSI, and (c) promote the success of our business.

ADMINISTRATION

   The Plan is administered by the Board or by a committee approved by the Board. The Plan is currently being administered by the Board's Compensation Committee, except that grants to our executive officers are approved by the entire Board. The Board, or the committee appointed to administer the Plan, is referred to in this description as the Administrator. The Administrator sets the terms of options granted, including their exercise price, the number of shares subject to the option and any exercise restrictions. All questions of interpretation are determined by the Administrator, and its decisions are final. Members of the Board receive no additional compensation for their services in administering the Plan.

ELIGIBILITY

   The Plan provides that either incentive or nonstatutory stock options may be granted to employees (including officers and employee directors) of OSI or any of its designated subsidiaries. In addition, the Plan provides that nonstatutory options may be granted to consultants of OSI or any of its designated subsidiaries. The Administrator selects the optionees and determines the number of shares subject to each option. In making this determination, the Administrator takes into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to our success and other relevant factors. The Plan does not provide for a minimum number of option shares which may be granted to any one employee. There is a $100,000 limit on the fair market value of all shares (under any incentive options) which can be exercised for the first time in any one calendar year.

TERMS OF OPTIONS

   A stock option agreement between OSI and the optionee controls each option. Options are subject to the following additional terms and conditions:

      (1) Exercise of the Option: The vesting period for options is determined by the Administrator. An option is exercised by giving written notice to OSI, specifying the number of shares of Common Stock to be purchased and tendering payment of the purchase price. Payment may consist of cash, check, promissory note, delivery of already-owned shares of OSI's Common Stock (subject to certain conditions) or such other consideration the Administrator decides and is permitted by law. There is also a cashless exercise procedure. Under this procedure, the optionee gives a broker irrevocable instructions to sell the purchased shares and remit to OSI, out of the sale proceeds, the exercise price plus applicable withholding taxes.

      Options may be exercised at any time on or after they vest. An option may not be exercised for a fraction of a share. No option may be exercised after it expires.

      (2) Option Price: The option price is determined by the Administrator. For incentive stock options, the price must always equal or exceed the fair market value of the Common Stock on the date of grant. Under the Plan, fair market value is the closing sales price of the Common Stock as reported on the Nasdaq National Market. For people who, at the time of grant, own more than 10% of the voting power of all classes of OSI stock, the option price cannot be less than 110% of the fair market value on the date of grant.

      (3) Termination Of Employment: The Plan provides that if an optionee's employment ends for any reason other than death or disability, options must be exercised within 30 days (or such other period, not exceeding three months in the case of incentive stock options, as determined by the Administrator), but only to the extent the options were vested on the date of termination.

      (4) Death: If an optionee dies while an employee or a consultant of OSI, options may be exercised at any time within 12 months after the date of death, but only to the extent that the options were vested on the date of death.

      (5) Disability: If an optionee's employment ends due to a disability, options may be exercised at any time within 12 months from the date employment ends, but only to the extent that the options were vested on the date of termination.

      (6) Termination of Options: Options expire 10 years from the date they are granted. However, incentive options that are granted to an optionee who, immediately before the grant, owns more than 10% of our Common Stock, may not have a term of more than five years.

      (7) Nontransferability of Options: An option is not transferable other than by will or the laws of descent and distribution. Options can be exercised only by the optionees during their lifetime or, if they die, by a person who acquires the right to exercise the option by bequest, inheritance or otherwise.

CAPITAL CHANGES

   If our capitalization is changed in any way without our receiving consideration (such as a stock split or dividend) and the result changes the number of shares of Common Stock, appropriate adjustment will be made in the option price and in the number of shares subject to each option. If our dissolution or liquidation is proposed, all outstanding options will automatically terminate. If we merge with or into another corporation, or substantially all of our assets are sold, (a) all outstanding options will be assumed or an equivalent option substituted by the successor corporation, or (b) if the option is not assumed or substituted, the outstanding options will terminate when the transaction closes.

AMENDMENT AND TERMINATION

   The Board may amend, suspend or terminate the Plan at any time. Any amendment, suspension or termination cannot adversely affect options then outstanding without the consent of the optionee. The Plan will end in 2004.

   To the extent necessary to comply with Rule 16b-3 or with Section 422 of the the Internal Revenue Code of 1986, as amended ("Code"), or any other applicable law or regulation, we will obtain stockholder approval of amendments to the Plan in the manner and to the degree required.

TAX INFORMATION

   Options may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

   An optionee who is granted an incentive stock option will not recognize taxable income either at the time of the grant or at the time of exercise, although exercise may trigger the alternative minimum tax. On a sale or exchange of the shares more than two years after grant and one year after exercise, any gain or loss will be treated as long-term capital gain or loss.
If these holding periods are not met, the optionee will recognize ordinary income at the time of sale or exchange. The amount of the income will be the difference between the exercise price and the lower of (a) the fair market value of the shares on the date of exercise, or (b) the sale price of the shares. A different rule for measuring ordinary income on a premature disposition may apply if the optionee is also an officer, director or 10% stockholder. Generally, OSI will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss on premature disposition in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

   All options not qualifying as incentive stock options are referred to as nonqualified options. An optionee will not recognize taxable income at the time a nonqualified option is granted. However, on exercise, the optionee will recognize ordinary income generally equal to the excess of the then fair market value of the shares over their purchase price. Taxable income in connection with exercises by optionees who are employees or former employees of OSI will be subject to withholding. On resale of the shares by the optionee, the difference between the sales price and the purchase price, to the extent not recognized as taxable income, will be treated as long-term or short-term capital gain or loss, depending on the holding period. Generally, OSI will have a tax deduction in the same amount as the ordinary income recognized by the optionee for shares acquired on exercise of nonstatutory options.

   This is only a summary of the federal income tax effects on OSI and an optionee. It is not complete and does not discuss the tax consequences of an optionee's death. It also does not discuss the income tax laws of any municipality, state or foreign county in which an optionee may reside.

PARTICIPATION IN THE PLAN

   The grant of options under the Plan to executive officers, including the officers named in the Summary Compensation Table, is at the discretion of the Administrator. As of the date of this Proxy Statement, the Administrator has made no determination regarding future awards under the Plan. The table of option grants under "Executive Compensation and Other Matters - Option Grants in Last Fiscal Year" provides information about the grant of options to the officers named in the Summary Compensation Table during fiscal 1997.
Information regarding options granted to nonemployee Directors during fiscal 1997 can be found under the heading "Executive Compensation and Other Matters - Compensation of Directors." During fiscal 1997, all current officers, as a group, and all nonofficer employees, as a group, received options to purchase 1,764,000 shares and 1,906,492 shares, respectively, under the Plan.

     PROPOSAL THREE

     AMENDMENT OF 1995 EMPLOYEE STOCK PURCHASE PLAN

   At the Meeting, you are being asked to approve an amendment of our 1995 Employee Stock Purchase Plan ("Purchase Plan") to increase the number of shares that can be issued by 800,000 shares. The Purchase Plan was adopted by the Board and approved by the stockholders in August 1995. A total of 687,500 shares of Common Stock can be issued under the Purchase Plan. As of the Record Date, a total of 296,982 shares had been issued at an average purchase price of $7.67 per share. Excluding the 800,000 shares for which approval is being sought at the Meeting, 390,518 shares remain available for future issuance.

   The fair market value of our Common Stock on the first day of the most recent offering period was $4.563 per share. See "Purchase Price."

VOTE REQUIRED

   The affirmative vote of at least a majority of the Votes Cast is needed to amend the Purchase Plan. The "Votes Cast" under Delaware law are the shares of our Common Stock present at the Meeting (in person or by proxy) and entitled to vote on a matter. We will count abstentions and votes against amending the Plan in determining whether there is a quorum for the Meeting and the number of Votes Cast. We will count Broker Nonvotes in determining the presence or absence of a quorum, but not in determining the number of Votes Cast.

   THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" AMENDING THE PURCHASE PLAN.

   The essential terms of the Purchase Plan are as follows:

PURPOSE

The purpose of the Purchase Plan is to provide our employees (and those of our subsidiaries that the Board designates) with an opportunity to purchase our Common Stock through accumulated payroll deductions. The Purchase Plan is intended to qualify under Section 423 of the Code.

ADMINISTRATION

   The Purchase Plan is administered by the Board or a committee appointed by the Board. The Purchase Plan is currently administered by the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board or its appointed committee, and its decisions are final and binding on all participants. No charge for administrative or other costs may be made against the payroll deductions of a participant. Members of the Board receive no additional compensation for their services in administering the Purchase Plan.

OFFERING PERIODS

   The Purchase Plan has offering periods of approximately twenty-four months, each divided into four six-month purchase periods. The offering periods begin the first trading day on or after April 30 and October 31 of each year. The Board has the power to change the length of the offering periods without stockholder approval.

ELIGIBILITY

   Participation in the Purchase Plan is available to anyone who (a) is a regular employee scheduled to work at least twenty hours per week and at least five months per calendar year, and (b) was employed by us (or a subsidiary designated by the Board) on the first day of the offering.

   Eligible employees become participants in the Purchase Plan by delivering a subscription agreement to our payroll department. An employee who becomes eligible to participate in the Purchase Plan after an offering period starts may not participate until the next offering period.

PURCHASE PRICE

   Shares are sold to participating employees at 85% of the fair market value of a share of Common Stock on (a) the first day of the offering period, or (b) the last day of the purchase period, which ever is less. Under the Purchase Plan, fair market value is the closing sales price of Common Stock as reported on the Nasdaq National Market. The closing price per share of Common Stock on the Record Date was $14.50.

PAYMENT OF PURCHASE PRICE AND PAYROLL DEDUCTIONS

   The purchase price for the shares is accumulated by payroll deductions over the offering period. Deductions may not exceed 15% of an employee's compensation. Employees may stop their participation in the Purchase Plan at any time during an offering period. An employee may also increase or decrease the rate of deductions once during any purchase period. Payroll deductions begin on the first payday after an offering period starts and continue at the same rate until the end of the offering period, unless terminated or changed as provided in the Purchase Plan.

PURCHASE OF STOCK AND EXERCISE OF OPTION

   By executing a subscription agreement to participate in the Purchase Plan, an employee is granted an option to purchase shares of Common Stock. The maximum number of shares that an employee can buy in a purchase period is determined by dividing the amount of compensation withheld over the purchase period by the lower of (a) 85% of the fair market value of a share of Common Stock on the first day of the offering period, or (b) 85% of the fair market value of a share of Common Stock on the last day of the purchase period. However, in all events, the total number of shares issued to an employee for a purchase period cannot be more than the number determined by dividing $12,500 by the market value of a share of Common Stock at the beginning of the offering period. Unless the employee's participation is discontinued, the option will be exercised automatically at the end of the purchase period.

   No employee can subscribe for shares under the Purchase Plan if, immediately after the grant of the option, the employee would own, or have outstanding options to purchase, five percent or more of our Common Stock. In addition, no subscription can occur if, as a result, the employee could purchase during any calendar year more than $25,000 worth of stock (determined at the fair market value of the shares at the time of grant) under all OSI employee stock purchase plans. Finally, if the number of shares which would otherwise be under option at the beginning of an offering period is greater than the number of shares then available under the Purchase Plan, a pro rata allocation of the shares remaining will be made in as equitable a manner as is practicable.

WITHDRAWAL

   An employee can withdraw from an offering in whole, but not in part, by signing and delivering to us a notice of withdrawal. Withdrawal may be made at any time before the end of the offering period. Withdrawal by the employee automatically ends the employee's interest in the offering. If an employee withdraws from an offering period, payroll deductions will not resume at the beginning of the next offering period (as they otherwise would) unless the employee delivers a new subscription agreement.

TERMINATION OF EMPLOYMENT

   Termination of employment for any reason, including retirement or death, immediately ends participation in the Purchase Plan. If this occurs, payroll deductions credited to the employee's account are returned, without interest, either to the employee or, in the case of death, as specified by the employee in the subscription agreement.

CAPITAL CHANGES

   If our capitalization is changed in any way without our receiving consideration (such as by a stock split or dividend) and the result changes the number of shares of Common Stock, appropriate adjustment will be made in the number of shares that can be purchased and in the purchase price per share. If our dissolution or liquidation is proposed, the current offering periods will end immediately before the transaction closes unless the Board provides otherwise. If we merge with or into another corporation, or substantially all of our assets are sold, each option under the Purchase Plan will be assumed or an equivalent option substituted by the successor corporation, its parent or a subsidiary. This will occur unless the Board, in its discretion, decides to shorten the offering periods then in progress so the option can be exercised before the closing. Participants will be notified in writing at least 10 days before the end of a shortened offering period.

NONASSIGNABILITY

   No rights or accumulated payroll deductions can be pledged, assigned, transferred or otherwise disposed of by the employee other than by (a) will, (b) the laws of descent and distribution, or (c) written designation of a beneficiary who is to receive the employee's shares or cash on the employee's death. We can treat any attempt to do so as an election to withdraw from the current offering period.

AMENDMENT AND TERMINATION OF THE PURCHASE PLAN

   The Board can amend or end the Purchase Plan at any time and for any reason. However, termination can not affect any options that have been granted nor can an amendment change an outstanding option to adversely affect a participant's rights. To the extent necessary to comply with Rule 16b-3 or with
Section 423 of the Code, or any other applicable law or regulation, we will obtain stockholder approval of amendments to the Purchase Plan in the manner and to the degree required. In all events, the Purchase Plan will end on July 31, 2005.

USE OF FUNDS

   Payroll deductions under the Purchase Plan do not accrue interest and can be used by OSI for any OSI corporate purpose.

AUTOMATIC TRANSFER TO LOWER PRICE OFFERING PERIOD

   To the extent permitted by law, if the fair market value of Common Stock on the last day of a purchase period is less than its fair market value on the first day of an offering period, all participants in the offering period will be automatically withdrawn after their option is exercised and re-enrolled in the next offering period.

CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION

   The Purchase Plan is intended to qualify under Section 423 of the Code. Under Section 423, no income is taxable to an employee until shares are sold or otherwise transferred. On sale or transfer, the employee will generally be taxed with the amount of the tax depending on how long the stock has been held. If the sale or transfer takes place more than two years after the first day of the offering period, and more than one year after the shares are purchased, ordinary income will result. The amount of this income will be the lesser of
(a) the excess of the fair market value of the shares when they are sold or transferred over their purchase price, or (b) 15% of the fair market value of the shares at the start of the offering period. Additional gain will be treated as long-term capital gain. If these holding periods are not met, the amount of ordinary income will be the excess of the shares' fair market value when they are purchased over their purchase price. Additional gains or losses will be long-term or short-term capital gain or loss, depending on the holding period. Generally, we will have a deduction for the ordinary income recognized by employees if they sell or transfer shares before the end of these holding periods.

   This is only a summary of the federal income tax effects on OSI and a participant. It is not complete and does not discuss the tax consequences of a paticipant's death. It also does not discuss the income tax laws of any municipality, state or foreign country in which a participant may reside.

PARTICIPATION IN THE PURCHASE PLAN

   Participation in the Purchase Plan is voluntary. Each eligible employee must elect to participate and set the level of payroll deductions. As a result, we cannot determine future purchases under the Purchase Plan. Nonemployee directors are not permitted to participate in the Purchase Plan.

   The following table has information about shares purchased during our fiscal year ended June 30, 1997, by each of our executive officers named in the Summary Compensation Table who participated in the Purchase Plan, all of our current executive officers as a group and all other employees who participated in the Purchase Plan as a group.

                                                         Number of
             Name of Individual or                        Shares            Dollar
         Identity of Group and Position                  Purchased        Value ($)(1)
    --------------------------------------               ---------        ------------
Joseph T. Ambrozy...............................                 -                  -
Tom L. Johnson..................................                 -                  -
Richard G. Vento................................                 -                  -
David M. Allen..................................                 -                  -
Dan D. Line.....................................              3,290           5,316.98
Tim J. Sebring..................................              3,290           5,316.98
James K.R. Souders..............................              3,290           5,316.98
All current executive officers as a group
(5 persons).....................................             13,960          24,560.94
All other employees as a group..................            245,894         384,371.46
All current non-executive directors*............                  -                  -
------------------------------------------------

 *  Not eligible to participate in the Purchase Plan
(1) Fair market value of shares on date of purchase minus the purchase price under the Purchase Plan

     PROPOSAL FOUR

     RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board has selected Deloitte & Touche LLP, independent auditors, to audit our consolidated financial statements for the fiscal year ending June 30, 1998, and recommends that you ratify that appointment. Even if the appointment is ratified, the Board can appoint new independent auditors at any time during the year if it determines that the change would be in the best interest of OSI and its stockholders. If there is a negative vote on ratification, the Board will reconsider its selection.

     Deloitte & Touche LLP has audited our financial statements annually since 1993. Representatives of Deloitte & Touche LLP have been invited to the Meeting and will be given an opportunity to make a statement if they wish. We also expect that they will be available to respond to appropriate questions.

     THE BOARD RECOMMENDS A VOTE "FOR" RATIFYING DELOITTE & TOUCHE LLP AS OSI'S INDEPENDENT AUDITORS.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS


EXECUTIVE COMPENSATION

     The following Summary Compensation Table contains information regarding the compensation of our Chief Executive Officers and our other most highly compensated officers for the fiscal years ended June 30, 1997, June 30, 1996 and June 30, 1995.

                           SUMMARY COMPENSATION TABLE

                                                                                        Long-Term
                                                                                   Compensation Awards
                                                                                Restricted      Securities
             Name and               Fiscal        Annual Compensation            Stock          Underlying       All Other
        Principal Position           Year  Salary($)  Bonus($)   Commission($)  Awards($)       Options(#)      Compensation
-----------------------------------------  -----------------------------------  ----------      ----------      ------------
Joseph T. Ambrozy(1)...............  1997  $350,009    $       _    $      _    $      -          $200,000      $1,021,568(4)
Chief Executive Officer,             1996   223,637            -           -     430,001(3)        290,000         233,971(5)
President and Director               1995                      -           -           -                 -               -

Tom L. Johnson(2)..................  1997    87,501            -           -           -                 -               -
  Co-Chairman of the Board,          1996   350,004            -           -           -                 -           3,875(7)
  Co-Chief Executive Officer         1995   300,002       33,253           -           -                 -           5,655(7)

Richard G. Vento(2)................  1997    87,501            -           -           -                 -               -
  Co-Chairman of the Board,          1996   350,004            -           -           -                 -           7,299(7)
  Co-Chief Executive Officer         1995   300,002       33,253           -           -                 -           5,655(7)

David M. Allen.....................  1997   168,381           77           -           -           275,000(9)      114,358(6)
  Chief Financial Officer, Vice      1996         -            -           -           -                 -               -
  President, Finance and             1995         -            -           -           -                 -               -
  Administration

Tim I. Sebring.....................  1997   112,500          155     669,308           -           225,000(10)           -
  Vice President, Business           1996    65,000        1,218     420,422           -           100,000           2,993(7)
  Development                        1995    65,000            -     300,726           -           445,500           2,655(7)
Dan D. Line........................  1997    75,000          171     306,254           -           206,250(11)       2,686(7)
  Vice President, Global             1996    74,157          609     184,734           -           100,000          22,581(7)
  Accounts and Partner               1995    61,579            -     307,423           -            41,250           5,655(7)
  Alliances
James K.R. Souders.................  1997    71,000          155     136,270           -            45,000(12)       1,447(7)
  Vice President, Managing Dir-      1996    66,105          650     166,216           -           100,000           2,754(7)
  ector Asia-Pacific Operations      1995   126,371(8)         -           -           -            27,500               -

-----------------------------------
(1) Mr. Ambrozy joined OSI as President in November 1995 and became Chief Executive Officer in February 1996. Mr. Ambrozy resigned as President, Chief Executive Officer and Director of OSI in April 1997 .
(2) Messrs. Johnson and Vento resigned as Co-Chief Executive Officers of OSI in February 1996, but resumed those offices in April 1997 following the resignation of Mr. Ambrozy.
(3) Under a Restricted Stock Award Agreement dated November 29, 1995, OSI granted Mr. Ambrozy a stock award of 33,077 shares of Common Stock.
     The amount shown on the table represents the dollar value of the award calculated by multiplying the closing market price of the Common Stock on the last trading day before the grant ($13.00) by the number of shares awarded. All of these shares became fully vested on July 20, 1996, under a Severance Agreement dated April 19, 1997. As of June 30, 1997, these shares had an aggregate value of $285,289.13 based on closing price of $8.625 per share. Mr. Ambrozy will receive the same dividends on all shares of restricted stock as all other stockholders. However, OSI does not anticipate paying any cash dividends in the foreseeable future.
(4) Includes a $1 million payment under the Severance Agreement dated April 19, 1997, a term life insurance policy premium in the amount of $8,791, a relocation allowance of $4,573 and a 401K matching contribution of $8,204.
(5) Includes a relocation allowance of $226,256 (including temporary living and costs associated with home residence) and premiums for term life insurance of $7,715.

 (6) Includes a relocation allowance of $114,358.

 (7) Includes matching and other contributions made by OSI for the benefit of the named individuals under our 401(k) savings plan.

 (8) Because information was not available to separately identify salary, bonus, commission and "all other compensation" components of this figure, it represents all annual compensation and other compensation for Mr. Souders in fiscal year 1995.

 (9) Includes grants of options to purchase 110,000 shares pursuant to the April 19, 1997 repricing of an option originally granted earlier in fiscal year 1997.

(10) Includes grants of options to purchase 135,000 shares pursuant to the April 19, 1997 repricing of options to purchase 100,000 shares and 35,000 shares originally granted in fiscal year 1996 and earlier in fiscal year 1997, respectively.

(11) Includes grants of options to purchase 161,250 shares pursuant to the April 19, 1997 repricing of options to purchase 141,250 shares and 20,000 shares originally granted in fiscal year 1996 and earlier in fiscal year 1997, respectively.

(12) Includes grants of options to purchase 147,500 shares pursuant to the April 19, 1997 repricing of options to purchase 127,500 shares and 20,000 shares originally granted in fiscal year 1996 and earlier in fiscal year 1997, respectively.

                       OPTION GRANTS IN FISCAL YEAR 1997

     The following table has information about options that were granted to the people named in the Summary Compensation Table during our fiscal year ended June 30, 1997.


                       OPTION GRANTS IN FISCAL YEAR 1997

                               INDIVIDUAL GRANTS


                                                      PERCENTAGE                             POTENTIAL REALIZABLE
                                        NUMBER OF     OF TOTAL                                VALUE AT ASSUMED
                                        SECURITIES    OPTIONS        EXERCISE                ANNUAL RATES OF STOCK
                                        UNDERLYING    GRANTED TO     PRICE  PER               PRICE APPRECIATION
                                        OPTIONS       EMPLOYEES IN   SHARE                    FOR OPTION TERM (1)
NAME                                    GRANTED       FISCAL 1997    (2) (3)  EXPIRATION DATE    5%           10%
--------------------------------------------------------------------------------------------------------------------
Joseph T. Ambrozy..................      200,000        5.45%      $25.50    07/20/06    $3,207,363   $ 8,128,087
Tom  L. Johnson....................            -           -            -    -                    -             -
Richard G. Vento...................            -           -            -    -                    -             -
David M. Allen.....................       35,000         .95%       25.50    07/20/06       561,288     1,422,415
David M. Allen.....................       75,000        2.04%       25.50    07/20/06     1,202,761     3,048,032
David M. Allen.....................       35,000(4)      .95%        6.00    07/20/06        30,487       159,840
David M. Allen.....................       75,000(4)     2.04%        6.00    07/20/06        65,328       342,514
David M. Allen.....................       55,000        1.50%        4.37    04/19/07       151,328       383,494
Tim J. Sebring.....................       35,000         .95%       25.50    07/20/06       561,288     1,422,415
Tim J. Sebring.....................       55,000        1.50%        4.37    04/19/07       151,328       383,494
Tim J. Sebring.....................      100,000(4)     2.73%        6.00    10/27/05        63,102       385,780
Tim J. Sebring.....................       35,000(4)      .95%        6.00    07/20/06        30,487       159,840
Dan D. Line........................       20,000         .55%       25.50    07/20/06       320,736       812,809
Dan D. Line........................       20,000(4)      .55%        6.00    07/20/06        17,421        91,337
Dan D. Line........................       41,250(4)     1.12%        6.00    06/30/05        21,713       146,693
Dan D. Line........................      100,000(4)     2.72%        6.00    10/27/05        63,102       385,780
Dan D. Line........................       25,000         .68%        4.37    04/19/07        68,785       174,316
James K.R. Souders.................       20,000         .55%       25.50    07/20/06       320,736       812,809
James K.R. Souders.................       27,500(4)      .75%        6.00    06/30/05        14,475        97,795
James K.R. Souders.................      100,000(4)     2.73%        6.00    10/27/05        63,102       385,780
James K.R. Souders.................       20,000(4)      .55%        6.00    07/20/06        17,421        91,337
James K.R. Souders.................       25,000         .68%        4.37    04/19/07        68,785       174,316

______________________
(1) Potential realizable value is based on the assumption that our Common Stock appreciates at the rate shown (compounded annually) from the date of grant until the ten year option term expires. These numbers are calculated based on SEC requirements and do not reflect our estimate of future stock price growth.
(2) Options have an exercise price equal to the fair market value of our Common Stock on the date of grant.
(3) The exercise price may be paid in cash, promissory note, by delivery of already-owned shares (subject to certain conditions) or under a cashless exercise procedure where the optionee gives irrevocable instructions to a broker to sell the purchased shares and to remit to OSI, out of the sale proceeds, the exercise price plus applicable withholding taxes.
(4) Issued in replacement of earlier granted options (see table "Ten Year Option Repricing" on page 21).

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table has information about the exercise of stock options in the last fiscal year by the people named in the Summary Compensation Table and the value of options held by them as of June 30, 1997.



                                                                         Number of Securities       Potential Realizable Value at
                                                                        Underlying Unexercised        Assumed Annual Rates of
                                      Shares                                   Options at             Stock Price Appreciation
                                    Acquired on         Value               June 30, 1997(#)              for Option Term(2) ($)
Name                                 Exercise        Realized(1)      Exercisable    Unexercisable    Exercisable    Unexercisable
------------------------------------------------------------------------------------------------------------------------------------

Joseph T. Ambrozy(3)...............           -      $        -             117,917        372,083      $        -     $        -
Tom  L. Johnson....................           -               -                   -              -               -              -
Richard G. Vento...................           -               -                   -              -               -              -
David M. Allen(4)..................           -               -                   -        165,000               -        522,500
Tim J. Sebring.....................     100,000       2,458,218           1,124,338        327,500       8,847,144      1,483,580
Dan D. Line........................      31,184         687,105              42,499        241,250         363,154        999,506
James K.R. Souders.................      29,000         681,180              49,565        227,500         423,533        963,413

________________________
(1) Market value of our Common Stock at the exercise date minus the exercise price.
(2) Market value of our Common Stock at fiscal year-end minus the exercise price.
(3) Mr. Ambrozy joined OSI as President in November 1995 and became Chief Executive Officer in February 1996.
(4) Mr. Allen joined OSI as Vice President, Finance and Administration and Chief Financial Officer in July 1996.



EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     In November 1995, Joseph T. Ambrozy, the former President, Chief Executive Officer, and a director of OSI, entered into an employment agreement with OSI which provided for an annual base salary of $350,000 and bonus payments if certain profit levels were achieved. This agreement also provided for the grant of an option to purchase a total of 240,000 shares of Common Stock at $13.00 per share, which was the fair market value of the Common Stock on the date of grant, and a restricted stock award for 33,077 shares of Common Stock. The stock option vested over four years. So long as Mr. Ambrozy was an employee of OSI on the release dates, 1/3 of the restricted shares would be released in November 1996 and 1/36th of the restricted shares would be released monthly thereafter. If his employment with OSI were to end other than voluntarily or for cause, Mr. Ambrozy was entitled to receive severance pay equal to his base salary for two years and his restricted stock would be fully vested.

     On April 19, 1997, Mr. Ambrozy resigned as our President and Chief Executive Officer and as a member of the Board. In connection with his resignation, Mr. Ambrozy and OSI entered into an agreement under which we have retained him as a consultant until his issued but unvested options are fully vested. From the date of his resignation through the end of calendar 1997, Mr. Ambrozy will be paid a consulting fee at a rate equal to his prior base salary of $350,000 per year. Thereafter, he will be paid a consulting fee of $1.00 per year. In connection with this agreement, approximately 390,000 of Mr. Ambrozy's options to purchase Common Stock will not be subject to early termination. We have also paid Mr. Ambrozy the lump sum of $1 million, in principal part as required by his employment contract. In addition, we have reimbursed Mr. Ambrozy for certain costs, and indemnified him against certain losses, that he incurred in disposing of his California residence and relocating to the East Coast. Finally, we will reimburse Mr. Ambrozy in each of the next three years for the premium costs of continuing a term life insurance policy in the face amount of $1 million and payable to his beneficiary.

     In June 1996, under the terms of his employment, David M. Allen, Chief Financial Officer, Vice President Finance and Administration, entered into a letter agreement with the Company under which he is to receive an annual base salary of $175,000 to be reviewed each year. If Mr. Allen's employment is involuntarily terminated other than for cause, his base salary will continue to be paid for a period of one year from his termination date.

COMPENSATION OF DIRECTORS

     Members of the Board do not receive compensation for their services as directors. Our 1995 Director Option Plan provides stock options to be granted to nonemployee directors ("Outside Directors"). Each Outside Director automatically receives an option to purchase 50,000 shares ("First Option") on the date he becomes an Outside Director. Thereafter, if he has then served on the Board for at least six months, the Outside Director is automatically granted an option to purchase 12,500 shares at the first meeting of the Board after each year's Annual Meeting of Stockholders. The options can be exercised only while the Outside Director remains a director. The First Option vests as to 25% of the shares on the first anniversary of the grant date and at the rate of 1/48th of the shares per month thereafter. Subsequent option grants vest as to 50% of the shares six months after the date of grant and as to 1/12th of the shares per month thereafter.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Until April 19, 1997, the Compensation Committee ("Committee") consisted of Messrs. Schmitt, Shantz and Terplan. Mr. Johnson and Mr. Vento joined the Committee on that date.

     Mr. Johnson became Co-Chief Executive Officer of OSI in April 1997. Mr. Johnson also was Co-Chief Executive Officer from June 1989 until February 1996, President from May 1991 until June 1994, Chief Financial Officer from July 1989 until November 1993, and Vice President, Product Development from July 1990 until July 1995.

     Mr. Vento became Co-Chief Executive Officer of OSI in April 1997. Mr. Vento was Co-Chief Executive Officer from June 1989 until February 1996, President from June 1994 until July 1995 and Vice President, Sales and Marketing from July 1990 to June 1994.

REPORT OF THE COMPENSATION COMMITTEE

     The Committee reviews and approves our executive compensation policies. The Committee also administers our various incentive plans, including the 1994 Stock Option Plan and the 1995 Employee Stock Purchase Plan, sets compensation policies applicable to our executive officers and evaluates the performance of those officers. Compensation for our executive officers, including base salary levels, potential bonuses and stock option grants are determined by the Committee at the beginning of the fiscal year. Below is a description of the policies and rationale the Committee applied in setting compensation for our executive officers during the fiscal year ended June 30, 1997.

  Compensation Philosophy

     The underlying philosophy in our setting executive compensation is to maximize stockholder value over time. The primary goal of the executive compensation program is, therefore, to closely align the interests of our executive officers with those of our stockholders. To achieve this end, we attempt to (a) offer compensation opportunities that attract and retain executives whose abilities are critical to our long-term success, (b) motivate individuals to perform at their highest level and reward outstanding achievement, (c) maintain a portion of an executive's total compensation at risk, tied to achieving financial, organizational and management performance goals, and (d) encourage executives to manage from the perspective of owners with an equity stake in OSI. The Committee currently uses base salary, annual cash incentives and stock options to meet these goals.

  Base Salary and Commissions

     We use base salary primarily as a device to attract, motivate, reward and retain highly skilled executives. The Committee reviewed and approved fiscal 1997 base salaries for the Chief Executive Officer and other executive officers at the beginning of the fiscal year. Salaries were set based on the executive officer's job responsibilities, level of experience, individual performance, contribution to our business, our financial performance for the past year and recommendations from management. The Committee also took into account the salaries for similar positions at comparable companies, based on the industry experience of the Committee members and on input from independent compensation specialists it had hired to assist in the process. In reviewing base salaries, the Committee focused significantly on each executive officer's prior performance with OSI and expected contribution to our future success. It also focused on a group of comparable companies in the high technology sector, as identified by its independent consultants. In making its decisions, the Committee exercised its discretion and judgment using the factors described above. No specific formula was applied to determine the weight of each factor.

     Commissions are paid only to those of our executive officers who have a direct responsibility for sales. In setting commission rates for sales executives, the Committee evaluated both what we had done in the past and the approach taken by comparable high technology companies. Here again, comparable companies were identified based on the industry experience of each individual Committee member and on information provided by the independent compensation specialists.

  Annual Cash Incentives

     Bonuses for executive officer's bonus are based on qualitative and quantitative factors. They are intended to motivate and reward executive officers by directly linking the amount of their bonus to specific OSI-based performance targets. They are also intended to reflect the Committee's belief that a portion of each executive's compensation should be contingent on our performance. To carry out this philosophy, at the beginning of the fiscal year the Board reviewed and approved the financial budgeted for the year and established performance targets. The Committee then set target bonuses for each executive officer as a percentage of the officer's base salary. Bonuses were dependent on the achievement of performance targets which were tied to different indicators of performance such as our operating results. The Committee evaluated the completion of performance targets and approved a performance rating relative to the goals completed. Scoring was influenced by the Committee's perception of the relative importance of the various corporate goals. Because our financial performance fell short of the Committee's target, no bonuses were paid to our executive officers in fiscal 1997. The Committee believes that this bonus structure provides an excellent link between our earnings performance and the incentives that are received by our executives.

  Stock Options

     The Committee provides executive officers with long-term incentive compensation through grants of stock options under the 1994 Stock Option Plan. Stock options provide executive officers with an opportunity to purchase and maintain an equity interest in OSI and thereby share in any appreciation in the value of our Common Stock. The Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. In addition, vesting periods are set to encourage key executives to stay with OSI. To date, all options that have been granted to executive officers have been at fair market value on the date of grant. Option grants are subjective, but are based on factors such as the executive's relative position, responsiblities at OSI, individual performance over the previous fiscal year and anticipated contribution to the attainment of our long-term strategic goals. Stock options granted in prior years are also taken into consideration. The Committee views stock option grants as an important component of its long-term, performance-based compensation philosophy.

  CEO Compensation

     From the beginning of the fiscal year through April 19, 1997, the date of his resignation, Mr. Ambrozy served as our Chief Executive Officer. His base salary, bonus plan and stock option grants were determined by the Committee using essentially the same criteria applied to all other executive officers, but with specific input from the Committee's independent compensation specialists on approaches used by comparable companies. On April 19, 1997, Messrs. Johnson and Vento assumed the role of Co-Chief Executive Officers. Neither received any salary, bonuses or stock option after assuming these roles, nor is it contemplated that they will do so during fiscal 1998.

     REPORT ON REPRICING OF OPTIONS

     In April 1997, the Board determined that the purposes of the 1994 Stock Option Plan were not being adequately achieved because a significant percentage of our employees held options with exercise prices greater than the then-current market value of the Common Stock. The Board also determined that it was in the best interests of OSI and its stockholders to retain and motivate those employees. As a result, the Board decided to provide employees with an opportunity to exchange their existing options for equivalent options having an exercise price of $6.00 per share ("New Options"). Fair market value of the Common Stock on April 19, 1997, the date of the Board's decision was $4.375 per share. The New Options have the same terms as the exchanged options (including number of shares, vesting and expiration date), except (a) the exercise price is $6.00 per share, and (b) the New Options are not exercisable, except on involuntary termination, death or disability of the optionee for six months from the date of grant. 174 employees of OSI were eligible to participate in the repricing, and those employees' existing options had an average price of $17.15 per share prior to the repricing. All of the eligible employees, 174 participated in the repricing, including the executives noted in the table below.

                           TEN YEAR OPTION REPRICING

                                                          MARKET                                     LENGTH OF
                                            NUMBER OF     PRICE OF      EXERCISE                     ORIGINAL
                                            SECURITIES    STOCK AT      PRICE AT                     OPTION TERM
                                            UNDERLYING    TIME OF       TIME OF         NEW          REMAINING AT
                                            OPTIONS       REPRICING OR  REPRICING OR    EXERCISE     DATE OF
                                            REPRICED      AMENDMENT     AMENDMENT       PRICE        REPRICING OR
NAME AND PRICIPAL POSITION         DATE     OR AMENDED    ($/SH)        ($/SH)          ($/SH)       AMENDMENT
David M. Allen...................  4/19/97     110,000      $4.37          $25.50          $6.0       9 years 92 days
  Chief Financial Officer, Chief
  Operating Officer and
  Secretary
Jeffrey T. Boone.................  4/19/97       3,000       4.37           13.00           6.0       8 years 219 days
  Vice President, Technical        4/19/97       5,000       4.37           25.50           6.0       9 years 92 days
  Support Services
Philip N. Cardman................  4/19/97     110,000       4.37           25.50           6.0       9 years 92 days
  Vice President, General
  Counsel and Secretary
Albert J. Germek.................  4/19/97      10,000       4.37           22.25           6.0       9 years 183 days
  Vice President, Planning and     4/19/97      35,000       4.37           25.50           6.0       9 years 92 days
  Development....................  4/19/97      35,000       4.37           42.25           6.0       8 years 330 days
Dan D. Line......................  4/19/97      41,250       4.37           10.18           6.0       8 years 72 days
  Vice President, Global           4/19/97     100,000       4.37           11.00           6.0       8 years 191 days
  Alliances                        4/19/97      20,000       4.37           25.50           6.0       9 years 92 days
Kevin C. McCoy...................  4/19/97      10,000       4.37           22.25           6.0       9 years 183 days
  Vice President, Research and     4/19/97      60,000       4.37           43.25           6.0       8 years 361 days
  Development and                  4/19/97      35,000       4.37           25.50           6.0       9 years 92 days
  Professional Services
Patric R.R. Olenczak.............  4/19/97      25,000       4.37           15.62           6.0       9 years 274 days
  Managing Director, Europe,
  Middle East and Africa
Tim J. Sebring...................  4/19/97     100,000       4.37           11.00           6.0       8 years 191 days
  Vice President, Sales and        4/19/97      35,000       4.37           25.50           6.0       9 years 92 days
  Marketing
Christopher Simon................  4/19/97       9,000       4.37           13.00           6.0       8 years 219 days
  Vice President, Service          4/19/97      25,000       4.37           25.50           6.0       9 years 92 days
  Provider Solutions
James K.R. Souders...............  4/19/97      20,000       4.37           25.50           6.0       9 years 92 days
  Vice President, Managing Dir     4/19/97      27,500       4.37           10.18           6.0       8 years 72 days
   ector Asia Pacific Operations   4/19/97     100,000       4.37           11.00           6.0       8 years 191 days
R. Jay West......................  4/19/97       5,000       4.37           25.50           6.0       9 years 92 days
 Vice President, Americas
 Sales

SECTION 162(M)

     The Board has considered the potential future effects of Section 162(m) of the Code on the compensation paid to our executive officers. Section 162(m) disallows a public company from taking tax deductions for compensation paid to an executive officer named in the Proxy Statement to the extent the compensation is more than $1 million in any taxable year. The only exception is if the compensation is performance-based. We have adopted a policy that, where reasonably practicable, we will seek to qualify the variable compensation we pay to our executive officers for an exemption from the deductibility limitations of
Section 162(m).

                                    Respectfully submitted by:

                                    Tom L. Johnson
                                    George F. Schmitt
                                    Jonathan B. Shantz
                                    Dr. Kornel Terplan
                                    Richard G. Vento

PERFORMANCE GRAPH

     The following graph compares the annual percentage change in the cumulative return to the stockholders of our Common Stock with the cumulative return of the Nasdaq Stock Market-US Index and of the Hambrecht & Quist Communications Index. The period shown begins December 1, 1995, the date we began reporting under Securities Exchange Act of 1934, as amended ("Exchange Act") and ending on June 30, 1997. Returns are weighted based on market capitalization at the beginning of each fiscal year.

                    COMPARISON OF 19 MONTH CUMULATIVE RETURN
           AMONG OBJECTIVE SYSTEMS INTEGRATORS, INC. THE NASDAQ STOCK
         MARKET-US INDEX AND THE HAMBRECHT & QUIST COMMUNICATIONS INDEX

                        [PERFORMANCE GRAPH APPEARS HERE]

MEASUREMENT PERIOD                 OBJECTIVE SYSTEMS                  NASDAQ STOCK                  HAMBRECHT & QUIST
(FISCAL YEAR COVERED)              INTEGRATORS, INC.                  Market (US)                    COMMUNICATIONS
                             ---------------------------       ----------------------          -------------------------
12/01/95                              $100.00                           $100.00                          $100.00
FYE 6/96                              $192.00                           $113.00                          $110.00
FYE 6/97                              $ 45.00                           $137.00                          $110.00

     The graph assumes that on December 1, 1995, $100 was invested in each of our Common Stock, the Nasdaq Stock Market-US Index and the Hambrecht & Quist Communications Index. It also assumes that all dividends were reinvested. No dividends have been declared or paid on our Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

     The information contained above under the captions "Report of the Compensation Committee" and "Performance Graph" will not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor will that information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that we specifically incorporate it by reference.


CERTAIN TRANSACTIONS

     In January 1994, OSI and Strategic Solutions International Corporation ("SSIC"), of which Messrs. Vento and Johnson are stockholders, entered into a Nonexclusive License to Sublicense Agreement ("SSIC License"). The SSIC License provides that SSIC will grant OSI a nontransferable and nonexclusive license to market, sublicense, modify and use certain computer programs developed by SSIC. In consideration for the licenses granted under the SSIC License, OSI is to pay SSIC certain license, training and support fees. In March 1994, OSI and SSIC entered into a Loan Development Copy Software License Agreement ("SSIC Software Agreement"). The SSIC Software Agreement provides that OSI will grant a nonexclusive and nontransferable license to SSIC to use certain of OSI's software for demonstration purposes to prospective customers or for development of conjoined software. In fiscal 1997, nothing was paid to SSIC.

     In September 1995, OSI entered into a business relationship with (a) Japan Associated Finance Co., Ltd. ("JAFCO") and (b) Quantum Industrial Partners LDC, the principal operating subsidiary of Quantum Industrial Holdings Ltd., an investment fund advised by Soros Fund Management, a private investment firm owned by George Soros and S-C Phoenix Holdings, L.L.C., an investment vehicle owned by affiliates of Mr. Soros and Dr. Purnendu Chatterjee ("Chatterjee/Soros") principally for the development of our business in Japan, India and Southeast Asia. (JAFCO and Chatterjee/Soros are collectively referred to as "Investors") In conjunction with this relationship, our principal stockholders, Messrs. Vento and Johnson, each sold 909,091 shares of Common Stock to the investors at $11.00 per share. Under the terms of a Shareholder Rights Agreement among OSI, Mr. Johnson, Mr. Vento and the Investors dated September 27, 1995 ("Shareholder Rights Agreement"), the Investors have certain Board observation rights. Messrs. Vento and Johnson also entered into a voting agreement with the Investors to elect one Investor representative, reasonably acceptable to OSI, to the Board until the first to occur of August 31, 1998, or such time as the Investors hold in aggregate less than 600,000 shares of Common Stock. At that time, the voting agreement and Board observation rights will end. Under this voting agreement, Mr. Schmitt was nominated as a member of the Board. Under the Shareholder Rights Agreement, at the request of the Investors, we will register the shares of Common Stock that they hold for public resale. In addition, if we propose to register shares of Common Stock for sale to the public, the Investors and Messrs. Vento and Johnson can (subject to quantity limitations determined by the underwriters if the offering involves an underwriting) request that we register for public resale their shares of

Common Stock. The Investors together may include shares in the registration totaling at least one-third of the aggregate shares included by the Investors and Messrs. Vento and Johnson. All fees and expenses incurred in connection with the registration will be borne by OSI, except for underwriting discounts and commissions relating to shares sold, which will be borne by the seller. OSI and the sellers have agreed to indemnify each other against certain liabilities in connection with registration, including liabilities under the Securities Act.

     During fiscal year 1997, we had revenues of approximately $3.0 million from Cisco Systems, Inc. ("Cisco"). Cisco currently owns 1,315,789 shares of our common stock and Jonathan B. Shantz is both a Vice President of Cisco and a member of our Board of Directors.

     We believe that all of these transactions were made on terms no less favorable to OSI than could have been obtained from unaffiliated third parties. All future transactions, including loans, between OSI and its officers, directors, principal stockholders and their affiliates will be approved by a majority of the Board, including a majority of independent and disinterested outside directors, and will continue to be on terms no less favorable to OSI than could be obtained from unaffiliated third parties.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our executive officers and directors, and people who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Executive officers, directors and greater-than-ten-percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based on our review of the forms we have received, or written representations from various of our reporting persons, we believe that, with the exception of Mr. Germek, who was late in filing a Statement of Change in Beneficial Ownership of Securities on Form 4, all of our executive officers and directors complied with all applicable filing requirements in fiscal 1997.

                                 OTHER MATTERS

     We know of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, it is the intention of the people named in the enclosed form of Proxy to vote the shares they represent as the Board recommends.

                             THE BOARD OF DIRECTORS

Dated:  October 20, 1997

                                                                    APPENDIX 1

                     OBJECTIVE SYSTEMS INTEGRATORS, INC.

                            1994 STOCK OPTION PLAN
                      (AS AMENDED THROUGH JULY  18, 1997)


     1.        Purposes of the Plan.  The purposes of this Stock Option Plan are
               --------------------
  to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

     2.        Definitions.  As used herein, the  following definitions shall
               -----------
  apply:

               (a) "Administrator" means the Board or any of its Committees
                    -------------
  appointed pursuant to Section 4 of the Plan.

               (b) "Board" means the Board of Directors of the Company.
                    -----

               (c) "Code" means the Internal Revenue Code  of 1986, as amended.
                    ----

               (d) "Committee" means a Committee appointed by the Board of
                    ---------
  Directors in accordance with Section 4 of the Plan.

               (e) "Common Stock" means the Common Stock of the Company.
                    ------------

               (f) "Company" means Objective Systems Integrators, Inc., a
                    -------
  California corporation.

          (g)  "Consultant" means any person who is engaged by the Company
                ----------
  or any Parent or Subsidiary to render consulting or advisory services and is compensated for such services, and any director of the Company whether compensated for such services or not. If and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

          (h)  "Continuous Status as an Employee or Consultant" means that the
                ----------------------------------------------
employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

          (i)  "Employee" means any person, including Officers and directors,
                --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (j)  "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

          (k)  "Fair Market Value" means, as of any date, the value of Common
                -----------------
Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, or;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (l)  "Incentive Stock Option" means an Option intended to qualify as
                ----------------------
an incentive stock option within the meaning of Section 422 of the Code.

          (m)  "Nonstatutory Stock Option" means an Option not intended to
                -------------------------
qualify as an Incentive Stock Option.

          (n)  "Officer" means a person who is an officer of the Company within
                -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (o)  "Option" means a stock option granted pursuant to the Plan.
                ------

          (p)  "Optioned Stock" means the Common Stock subject to an Option.
                --------------

          (q)  "Optionee" means an Employee or Consultant who receives an
                --------
Option.

          (r)  "Parent" means a "parent corporation", whether now or hereafter
                ------
existing, as defined in Section 424(e) of the Code.

          (s)  "Plan" means this 1994 Stock Option Plan.
                ----

          (t)  "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 11 below.

          (u)  "Subsidiary" means a "subsidiary corporation", whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 11 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 7,434,830 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided,
                                                               --------
however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

     4.   Administration of the Plan.
          --------------------------

          (a)  Initial Plan Procedure.  Prior to the date, if any, upon which
               ----------------------
the Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a committee appointed by the Board.

          (b)  Plan Procedure after the Date, if any, upon Which the Company
               -------------------------------------------------------------
becomes Subject to the Exchange Act.
-----------------------------------

               (i)    Administration with Respect to Directors and Officers.
                      -----------------------------------------------------
With respect to grants of Options to Employees who are also Officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

               (ii)   Multiple Administrative Bodies. If permitted by Rule 16b-
                      ------------------------------
3, the Plan may be administered by different bodies with respect to directors, non-director Officers and Employees who are neither directors nor Officers.

               (iii)  Administration With Respect to Consultants and Other
                      ----------------------------------------------------
Employees.  With respect to grants of Options to Employees or Consultants who
---------
are neither directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of California corporate and securities laws, of the Code, and of any applicable stock exchange (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

          (c)  Powers of the Administrator.  Subject to the provisions of the
               ---------------------------
Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

               (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v)    to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions of any award granted hereunder;

               (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

               (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted; and

               (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

          (d)  Effect of Administrator's Decision.  All decisions,
               ----------------------------------
determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5.   Eligibility.
          -----------

          (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

          (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market
Value:

               (i) of Shares subject to an Optionee's Incentive Stock Options granted by the Company, any Parent or Subsidiary, which

               (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (c) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

          (d) Upon the Company or a successor corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act or upon the Plan being assumed by a corporation having a class of common equity securities required to be registered under Section 12 of the Exchange Act, the following limitations shall apply to grants of Options to
Employees:

               (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 1,375,000 Shares.

               (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 11.

               (iii) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the cancelled Option will be counted against the limit set forth in Section 5. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     6.   Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company, as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 13 of the Plan.

     7.   Term of Option.  The term of each Option shall be the term stated in
          --------------
the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i)    In the case of an Incentive Stock Option

                      (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                      (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii)   In the case of a Nonstatutory Stock Option

                      (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                      (B) granted to any person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.   Exercise of Option.
          ------------------

          (a)  Procedure for Exercise; Rights as a Shareholder. Any Option
               -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan, but in no case at a rate of less than 20% per year over five (5) years from the date the Option is granted.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Employment or Consulting Relationship.  In the
               ----------------------------------------------------
event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company (but not in the event of an Optionee's change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status) or from Consultant to Employee), such Optionee may, but only within such period of time as is determined by the Administrator, of at least thirty (30) days, with such determination in the case of an Incentive Stock Option not exceeding three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (c)  Disability of Optionee.  In the event of termination of an
               ----------------------
Optionee's consulting relationship or Continuous Status as an Employee as a result of his or her disability, Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d)  Death of Optionee.  In the event of the death of an Optionee, the
               -----------------
Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e)  Rule 16b-3.  Options granted to persons subject to Section 16(b)
               ----------
of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (f)  Buyout Provisions.  The Administrator may at any time offer to
               -----------------
buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10.  Non-Transferability of Options.  Options may not be sold, pledged,
          ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.  Adjustments Upon Changes in Capitalization or Merger.
          ----------------------------------------------------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

          (c)  Merger.  In the event of a merger of the Company with or into
               ------
another corporation, the Option may be assumed or an equivalent option may be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If, in such event, the Option is not assumed or substituted, the Option shall terminate as of the date of the closing of the merger. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option for each Share of Optioned Stock subject to the Option to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger.

     12.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination.  The Board may at any time amend,
               -------------------------
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)  Effect of Amendment or Termination.  Any such amendment or
               ----------------------------------
termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     15.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16.  Agreements.  Options shall be evidenced by written agreements in such
          ----------
form as the Board shall approve from time to time.

     17.  Shareholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

     18.  Information to Optionees and Purchasers.  The Company shall provide to
          ---------------------------------------
each Optionee, not less frequently than annually, copies of annual financial statements. The Company shall also provide such statements to each individual who acquires Shares pursuant to the Plan while such individual owns such Shares. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

                            STOCK OPTION AGREEMENT
                            ----------------------


1.   DEFINITIONS. Unless expressly stated otherwise in this Stock Option
     -----------
     Agreement ("Agreement"), the terms in this Agreement will have the same meanings as in the Objective Systems Integrators 1994 Stock Option Plan ("Plan").

2.   GRANT OF OPTION. OSI grants to the Optionee ("you" or "Optionee") named in
     ---------------
     the Notice of Stock Option Grant attached as the first page of the Agreement ("Notice"), an option ("Option") to purchase the total number of shares of Common Stock ("Shares") set forth in the Notice, at the exercise price per share set forth in the Notice ("Exercise Price") subject to the terms, definitions and provisions of the Plan, which is incorporated into this Agreement by reference.

     If described in the Notice as an Incentive Stock Option ("ISO"), the Option is intended to qualify an Incentive Stock Option as defined in Section 422 of the Code. However, Incentive Stock Options, to the extent they exceed the $100,000 rule of Code Section 422(d), will be treated as Nonstatutory Stock Options ("NSOs").

3.   VESTING SCHEDULE. The Option may be exercised, in whole or in part, as
     ----------------
     follows:

     (A) 25% of the Shares subject to the Option will vest on the Vest Date in the Notice; and

     (B) 1/48 of the Shares subject to the Option will vest each month thereafter.

4.   EXERCISE.  The Option can be exercised with respect to vested Shares, as
     --------
     follows:

     (A)  RIGHT TO EXERCISE.
          -----------------

          (1)  The Option may not be exercised for a fraction of a Share.

          (2) The Option may be exercised only before it expires and only in accordance with the Plan and this Agreement. The limitations in
               Section 7 of the Plan regarding Options designated as ISOs and Options granted to more than 10% shareholders will apply.

          (3) Subject to the limitation in subsection 4(a)(1), if you die, become disabled or your employment or consulting relationship with OSI ends, your ability to exercise the Option is governed by Sections 8, 9 and 10.

          (4) Vesting of Options is earned by continued employment or by a continued consulting relationship with OSI. The grant of an Option is not an express or implied promise of continued employment or a continued consulting relationship for the vesting period or for any other period.

     (B)  METHOD OF EXERCISE. This Option can only be exercised by written
          ------------------
          notice to OSI. The notice must (1) state that the Option is being exercised, (2) recite the number of Shares being acquired, (3) contain such other representations and agreements concerning the Shares as OSI may require, (4) be signed by you, (5) be delivered in person or by certified mail to the Secretary of OSI, and (6) be accompanied by payment of the Exercise Price. Options will only be deemed to have been exercised when OSI receives this notice accompanied by the Exercise Price.

5.   METHOD OF PAYMENT.  Payment of the exercise price will be by cash, check,
     -----------------
     surrender of previously owned Common Stock which, on the date of surrender, has been owned by you for more than six months (or was not acquired directly from OSI) and has a fair market value equal to the aggregate exercise price of the Shares being exercised, by delivery of a properly executed exercise notice together with an irrevocable instruction to a broker to promptly deliver the exercise price to OSI, or by a combination of any of the above.

6.   RESTRICTIONS ON EXERCISE.  The Option may not be exercised if the exercise
     ------------------------
     itself, the issuance of the Shares or the type of consideration being paid for the Shares, violates any applicable law, rule or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") or any requirement of a stock exchange on which the Shares are listed. Assuming no such violation exists, the Shares will be considered issued on the date the Option is exercised.

7.   CHANGE IN STATUS.  If your status changes from being an Employee to being a
     ----------------
     Consultant or vice versa (expressed in the Plan as maintaining Continuous Status as an Employee or Consultant), this Agreement will remain in effect.

8.   TERMINATION OF RELATIONSHIP. If you cease being an Employee or Consultant
     ---------------------------
     of OSI (expressed in the Plan as a termination of Continuous Status as an Employee or Consultant), you may exercise the Option at any time within 30 days after termination to the same extent that you could exercise it on the date of your termination. To the extent that you were not entitled to exercise the Option on your termination date, or if you do not exercise the Option within the thirty-day period, the Option will expire.

9.   DISABILITY.  Notwithstanding Section 8, if you cease being an employee or
     ----------
     consultant of OSI as a result of your disability, you may exercise the Option at any time within 12 months after termination to the same extent you were entitled to exercise it on the date of termination,. To the extent you were not entitled to exercise the Option on your termination date, or if you do not exercise the Option within the twelve-month period, the Option will expire. Moreover, if your disability is not a "disability" as defined in Section 22(e)(3) of the Code, ISOs will be treated for tax purposes as a NSOs effective three months and one day after termination.

10.  DEATH.  Notwithstanding Section 8, if you die while an employee or
     -----
     consultant of OSI, your estate (or the person who acquired the right to exercise the Option by bequest or inheritance) may exercise the Option at any time within 12 months after your death to the same extent that you were entitled to exercise it on the date of your death,. To the extent you were not entitled to exercise the Option on the date of your death, or the Option is not exercised within the twelve-month period, the Option will expire.

11.  NON-TRANSFERABILITY. Options may not be transferred in any manner otherwise
     -------------------
     than by will or by the laws of descent and distribution. During your lifetime, the Option may be exercised only by you. The terms of an Option will be binding upon your executors, administrators, heirs, successors and assigns.

12.  TAX CONSEQUENCES.  Below is a brief summary of some of the current U.S.
     ----------------
     Federal tax consequences of exercising an Option and disposing of the resulting Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE AND THE TAX LAWS AND REGULATIONS CAN CHANGE. YOU SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

     (A)  EXERCISE OF ISO.  If this Option qualifies as an ISO, there will be no
          ---------------
          regular U.S. Federal income tax liability on exercise. The excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax and may subject you to alternative minimum tax in the year of exercise. However, you may be required at some point to satisfy tax withholding obligations for a disqualifying disposition of an ISO. This tax withholding obligation must be satisfied either by paying the required amounts or having them withheld by OSI from your compensation.

     (B)  EXERCISE OF ISO FOLLOWING DISABILITY.  If your Continuous Status as an
          ------------------------------------
          Employee or Consultant ends as a result of a disability that is not total and permanent as defined in Section 22(e)(3) of the Code then, to the extent permitted on the date of termination, you must exercise the ISO within 90 days of termination for it to be qualified as an ISO.

     (C)  EXERCISE OF NSO. There may be a regular U.S. Federal income tax
          ---------------
          liability on the exercise of an NSO. You will be treated as having received income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price ("Gain").

          However, the timing for recognizing this Gain may be deferred for up to six months if you are subject to Section 16 of the Securities Exchange Act of 1934, as amended ("Exchange Act"). If you are an Employee or a former Employee, OSI must collect from you or withhold from your compensation, and pay to the applicable tax authorities, a percentage of the Gain at the time of exercise. OSI may refuse to honor the exercise or refuse to deliver Shares if these withholding amounts are not delivered at the time of exercise.

     (D)  DISPOSITION OF SHARES. In the case of an NSO, if Shares are held for
          ---------------------
          at least one year any gain realized on their disposition will be treated as long-term capital gain for U.S. Federal income tax purposes. In the case of an ISO, if the Shares are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on their disposition will be treated as long-term capital gain. If Shares purchased under an ISO are disposed of within the one-year period or within two years after the Date of Grant, gain realized on the disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares.

     (E)  NOTICE OF DISQUALIFYING DISPOSITION. If the Option is an ISO, and if
          -----------------------------------
          you sell or otherwise dispose of any of the Shares acquired under the ISO on or before the later of (1) two years after the Date of Grant, or (2) one year after the date of exercise, you agree to immediately give OSI written notice of the disposition. You may be subject to income tax withholding by OSI on the compensation income that you recognize.

13.  ENTIRE AGREEMENT; GOVERNING LAW. The Plan and this Agreement constitute the
     -------------------------------
     entire agreement of the parties with respect to their subject matter and supersede all prior undertakings and agreements of Optionee and OSI with respect to that subject matter. This Agreement may not be modified adversely to your interest except by means of a writing signed by you and OSI. This Agreement is governed by California law except for that body of law pertaining to conflict of laws.


VESTING OF SHARES IS EARNED ONLY BY CONTINUED EMPLOYMENT AT THE WILL OF OSI (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES UNDER IT). NEITHER THE OPTION NOR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT FOR THE VESTING PERIOD OR FOR ANY OTHER PERIOD.

Optionee acknowledges receipt of a copy of the Plan, the Prospectus relating to the Plan and the OSI Insider Trading Policy ("Policy"). You represent that you are familiar with the terms of the Plan and accept the Option subject to those terms. You further represent that you are familiar with the Policy and agree to abide by the Policy in dealing with OSI securities.

Optionee has reviewed the Plan, the Option and the Policy, has had an opportunity to obtain legal advice before executing this Agreement, fully understands the provisions of the Option and specifically acknowledges that the vesting of shares is earned only by continuing employment or consulting at the will of OSI (and not through the act of being hired, being granted the Option or acquiring shares under the Option). You accept as binding, conclusive and final all decisions or interpretations of the Board of Directors upon any questions arising under the Plan.


OBJECTIVE SYSTEMS INTEGRATORS, INC.


By: ______________________________    __________________________________
                                      OPTIONEE

Date: ____________________________        Date: ________________________

                                                                    APPENDIX 2

                      OBJECTIVE SYSTEMS INTEGRATORS, INC.

                       1995 EMPLOYEE STOCK PURCHASE PLAN
                      (AS AMENDED THROUGH JULY 18, 1997)

     The following constitute the provisions of the 1995 Employee Stock Purchase Plan of Objective Systems Integrators, Inc.

     1.   Purpose.  The purpose of the Plan is to provide employees of the
          -------
Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   Definitions.
          -----------

          (a)  "Board" shall mean the Board of Directors of the Company.
                -----

          (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
                ----

          (c)  "Common Stock" shall mean the Common Stock of the Company.
                ------------

          (d)  "Company" shall mean Objective Systems Integrators, Inc. and any
                -------
Designated Subsidiary of the Company.

          (e)  "Compensation" shall mean all W-2 compensation of the
                ------------
participant.

          (f)  "Designated Subsidiaries" shall mean the Subsidiaries which have
                -----------------------
been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g)  "Employee" shall mean any individual who is an Employee of the
                --------
Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

          (h)  "Enrollment Date" shall mean the first day of each Offering
                ---------------
Period.

          (i)  "Exercise Date" shall mean the last day of each Purchase Period.
                -------------

          (j)  "Fair Market Value" shall mean, as of any date, the value of
                -----------------
Common Stock determined as follows:

               (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

               (2) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

               (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

               (4) For purposes of the Enrollment Date under the first Offering Period, the Fair Market Value shall be the initial price to the public as set forth in the final Prospectus included within the Registration Statement in Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock.

          (k)  "Offering Period" shall mean the period of approximately twenty-
                ---------------
four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after April 30 and October 31 of each year and terminating on the last Trading Day in the periods ending twenty-four months later. The first Offering Period shall begin on the effective date of the Company's initial public offering of its Common Stock that is registered with the Securities and Exchange Commission and shall end on the last Trading Day on or before October 31, 1997. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

          (l)  "Plan" shall mean this Employee Stock Purchase Plan.
                ----

          (m)  "Purchase Price" shall mean an amount equal to 85% of the Fair
                --------------
Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (n)  "Purchase Period" shall mean the approximately six month period
                ---------------
commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

          (o)  "Reserves" shall mean the number of shares of Common Stock
                --------
covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (p)  "Subsidiary" shall mean a corporation, domestic or foreign, of
                ----------
which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (q)  "Trading Day" shall mean a day on which national stock exchanges
                -----------
and the Nasdaq System are open for trading.

     3.   Eligibility.
          -----------

          (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.   Offering Periods.  The Plan shall be implemented by consecutive,
          ----------------
overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after April 30 and October 31 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The first Offering Period shall begin on the Effective Date of the Company's initial public offering of its Common Stock that is registered with the Securities and Exchange Commission. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5.   Participation.
          -------------

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6.   Payroll Deductions.
          ------------------

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed fifteen percent (15%) of the participant's Compensation during said Offering Period.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions once during any Purchase Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Purchase Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7.   Grant of Option.  On the Enrollment Date of each Offering Period, each
          ---------------
eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

     8.   Exercise of Option.  Unless a participant withdraws from the Plan as
          ------------------
provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9.   Delivery.  As promptly as practicable after each Exercise Date on
          --------
which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

     10.  Withdrawal; Termination of Employment.
          -------------------------------------

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

     11.  Interest.  No interest shall accrue on the payroll deductions of a
          --------
participant in the Plan.

     12.  Stock.
          -----

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 1,487,500, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall deter mine to be equitable.

          (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

     13.  Administration.
          --------------

          (a)  Administrative Body.  The Plan shall be administered by the
               -------------------
Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

          (b)  Rule 16b-3 Limitations.  Notwithstanding the provisions of
               ----------------------
Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

     14.  Designation of Beneficiary.
          --------------------------

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise
Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15.  Transferability.  Neither payroll deductions credited to a
          ---------------
participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     16.  Use of Funds.  All payroll deductions received or held by the Company
          ------------
under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17.  Reports.  Individual accounts will be maintained for each participant
          -------
in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18.  Adjustments Upon Changes in Capitalization, Dissolution, Liquidation,
          ---------------------------------------------------------------------
Merger or Asset Sale.
--------------------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, the Offering Periods will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

          (c)  Merger or Asset Sale.  In the event of a proposed sale of all or
               --------------------
substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the

New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

     19.  Amendment or Termination.
          ------------------------

          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     20.  Notices.  All notices or other communications by a participant to the
          -------
Company under
or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21.  Conditions Upon Issuance of Shares.  Shares shall not be issued with
          ----------------------------------
respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22.  Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

     23.  Automatic Transfer to Low Price Offering Period.  To the extent
          -----------------------------------------------
permitted by Rule 16b-3 of the Exchange Act, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                   EXHIBIT A
                                   ---------


                      OBJECTIVE SYSTEMS INTEGRATORS, INC.

                       1995 EMPLOYEE STOCK PURCHASE PLAN

                            SUBSCRIPTION AGREEMENT



_____ Original Application                          Enrollment Date: ___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1.   ________________________________________ hereby elects to participate in the Objective Systems Integrators, Inc. 1995 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of _____ of my Compensation on each payday (1-15%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Objective Systems Integrators, Inc. 1995 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and spouse only):

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price which I paid for the shares. I HEREBY AGREE TO NOTIFY THE COMPANY IN
                                  ---------------------------------------
     WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY DISPOSITION OF MY SHARES AND I
     ---------------------------------------------------------------------------
     WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING
     ------------------------------------------------------------------------
     OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE COMMON STOCK.
     -------------------------------------------------------------------------
     The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or
     (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:


NAME:  (Please print)______________________________________________
                      (First)         (Middle)               (Last)


__________________________________    __________________________________________
Relationship

                                      __________________________________________
                                      (Address)

Employee's Social
Security Number:              ____________________________________



Employee's Address:           ____________________________________

                              ____________________________________

                              ____________________________________


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:_________________________     ________________________________________
                                    Signature of Employee


                                    ________________________________________
                                    Spouse's Signature (If beneficiary other than spouse)

                                   EXHIBIT B
                                   ---------


OBJECTIVE SYSTEMS INTEGRATORS, INC.

                       1995 EMPLOYEE STOCK PURCHASE PLAN

                             NOTICE OF WITHDRAWAL



     The undersigned participant in the Offering Period of the Objective Systems Integrators, Inc. 1995 Employee Stock Purchase Plan which began on ____________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                    Name and Address of Participant:

                                    ________________________________


                                    ________________________________


                                    ________________________________



                                    Signature:


                                    ________________________________


                                    Date:__________________________

                                             OBJECTIVE SYSTEMS INTEGRATORS, INC.
ID:


                                    OPTION NUMBER:
PLAN:                               ISO
                                    ID:


Effective, you have been granted an Incentive Stock Option to buy_________
                                    ----------------------
shares of Objective Systems Integrators, Inc. ("OSI") stock at ___________ per share.

The total option price of the shares granted is ______________.

Shares in each period will become fully vested on the date shown.


                   Shares   Vest Type   Full Vest   Expiration
                   ------   ---------   ---------   ----------



By your signature and OSI's signature below, you and OSI agree that these options are granted under. and governed by the terms and conditions of. OSI's Stock Option Plan. as amended, and the Option Agreement, all of which are attached and made a part of this document.


-----------------------------------     ---------------------------------
OBJECTIVE SYSTEMS INTEGRATORS, INC.     Date




-----------------------------------     ---------------------------------
Date

PROXY                                                                      PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                      OBJECTIVE SYSTEMS INTEGRATORS, INC.
                      1997 ANNUAL MEETING OF STOCKHOLDERS

                               November 21, 1997

     The undersigned stockholder of OBJECTIVE SYSTEMS INTEGRATORS, INC., a Delaware corporation, acknowledges receipt of the Notice of Meeting of Stockholders and Proxy Statement, each dated October 20, 1997, and appoints Tom
L. Johnson, Richard G. Vento, David M. Allen and Philip N. Cardman, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Meeting of Stockholders of OBJECTIVE SYSTEMS INTEGRATORS, INC. to be held on November 21, 1997, at 10:00 a.m. local time, at the Lake Natoma Inn, 702 Gold Lake Drive, Folsom, California 95630, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT TO THE 1994 STOCK OPTION PLAN, FOR THE AMENDMENT TO THE 1995 EMPLOYEE STOCK PURCHASE PLAN, FOR THE RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS AND, AS SAID PROXIES DEEM ADVISABLE, ON ANY OTHER MATTERS AS PROPERLY COME BEFORE THE MEETING.


                                      (Continued and to be signed on other side)

                             FOLD AND DETACH HERE

                                                                    Please mark
                                                                [X] your votes
                                                                    as indicated

                                                                   WITHHELD
                                                           FOR     FOR ALL
1. Election of Directors:                                  [ ]       [ ]

   If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

                 Tom L. Johnson
                 Richard G. Vento
                 George F. Schmitt
                 Jonathan B. Shantz
                 Kornel Terplan


                                                         FOR   AGAINST  ABSTAIN

2. Amendment of 1994 Stock Option Plan to increase the   [ ]     [ ]      [ ]
   number of shares reserved for grant thereunder:

3. Amendment of 1995 Employee Stock Purchase Plan to     [ ]     [ ]      [ ]
   increase the number of shares reserved for grant thereunder:

4. Ratification of Deloitte and Touche LLP as the        [ ]     [ ]      [ ]
   independent auditors of the Company for the fiscal period ending June 30, 1998:

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

Signature(s)___________________________________________________  Date___________

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                           * FOLD AND DETACH HERE *